                                                                    Exhibit 4.10


            FIRST AMENDMENT TO REVOLVING AND TERM CREDIT AGREEMENT
            ------------------------------------------------------

          First Amendment (this "Amendment"), dated as of December 20, 2000, to the Credit Agreement, dated as of April 7, 2000 (as amended hereby and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Terra Capital, Inc., a Delaware corporation ("Terra Capital"), Terra Nitrogen (U.K.), Limited, a company incorporated in England and Wales ("Terra UK") and Terra Nitrogen, Limited Partnership, a Delaware limited partnership ("TNLP") (Terra Capital, Terra UK and TNLP each a "Borrower" and, collectively, the "Borrowers"), Terra Industries Inc., a Maryland corporation ("Terra Industries"), the financial institutions from time to time party thereto as lenders (the "Lenders"), the financial institutions from time to time party thereto as issuing banks (the "Issuers"), and Citibank, N.A. ("Citibank"), as agent for the Lenders and the Issuers (in such capacity, the "Administrative Agent").

                             W I T N E S S E T H:
                             --------------------

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make Loans to the Borrowers and to issue, and have issued, Letters of Credit for the account of the Borrowers; and

          WHEREAS, the Borrowers, Terra Industries, the Requisite Lenders and the Administrative Agent have agreed to certain amendments to the Credit Agreement as more specifically set forth below; and

          WHEREAS, the Borrowers have requested the Requisite Lenders to consent to permitting Terra Industries and certain of its Subsidiaries to repurchase certain industrial revenue bonds;

          NOW, THEREFORE, in consideration of the premises and the mutual covenants and provisions hereinafter contained, the parties hereto hereby agree as follows:

          1.   Defined Terms. Capitalized terms used herein and not defined
               -------------
herein but defined in the Credit Agreement are used herein as defined in the Credit Agreement.

          2.   Amendments to the Credit Agreement. As of the Amendment Effective
               ----------------------------------
Date (as defined in Section 4 below), the Credit Agreement is hereby amended as follows:

                    (a)  Amendment to Section 1.1. Section 1.1 is hereby amended
                         ------------------------
by adding the following new definition of "IRB Repurchase" in the correct alphabetical order therein:

               "IRB Repurchase" means Terra Real Estate Corporation's or TI's repurchase or repayment of the industrial revenue bonds of series 1992 issued pursuant to an agreement between Terra Real Estate Corporation, TI and the City of Sioux City, dated April 22, 1992.

               (b)  Amendment to Section 7.14. Section 7.14 is hereby amended
                    -------------------------
and restated in its entirety to read as follows:

               Section 7.14.  Hedging Contracts.  Terra Industries and its
                              -----------------
          Subsidiaries shall at all times maintain interest rate and natural gas Hedging Contracts, on terms and with counterparties reasonably satisfactory to the Administrative Agent and in accordance with the hedging policy which has been and will continue to be adopted by the Board of Directors of Terra Industries and as in effect from time to time, to provide protection to Terra Industries and its Subsidiaries against fluctuations in interest rates and natural gas prices.

          3.   Consent.  Notwithstanding Section 8.5 and Section 8.12 of the
               -------
Credit Agreement or any other provision of the Loan Documents, the Lenders party hereto, constituting the Requisite Lenders, hereby agree that TI and/or Terra Real Estate Corporation may consummate IRB Repurchases from and after the Amendment Effective Date (as defined in Section 4 below); provided, however, that the aggregate dollar amount of the IRB Repurchases shall not exceed at any time $8,000,000.

          4.   Conditions Precedent to the Effectiveness of this Amendment. This
               -----------------------------------------------------------
Amendment shall become effective as of the date hereof on the date (the "Amendment Effective Date") when the following conditions precedent have been satisfied:

                   (a)   Certain Documents. The Administrative Agent shall have
                         -----------------
received, on or before the Amendment Effective Date, all of the following, all of which shall be in form and substance satisfactory to the Administrative Agent, in sufficient originally executed copies for each of the Lenders:

                   (i) this Amendment, executed by each Borrower, Terra Industries, the Administrative Agent and the Lenders constituting the Requisite Lenders;

                   (ii) the Acknowledgment attached hereto, executed by each Subsidiary Guarantor; and

                   (iii) such additional documentation as the Administrative Agent or the Requisite Lenders may reasonably require.

                   (b)   Representations and Warranties. Each of the
                         ------------------------------
representations and warranties made by the Borrowers or Terra Industries in or pursuant to the Credit Agreement, as amended hereby, and the other Loan Documents to which the Borrowers or Terra Industries is a party or by which the Borrowers or Terra Industries is bound, shall be true and correct in all material respects on and as of the Amendment Effective Date (other than representations and warranties in any such Loan Document which expressly speak as of a specific date, which shall have been true and correct in all material respects as of such specific date).

                   (c)   Corporate and Other Proceedings. All corporate and
                         -------------------------------
other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be reasonably satisfactory in all respects in form and substance to the Administrative Agent and the Requisite Lenders.

                    (d)  No Event of Default. No Event of Default or Default
                         -------------------
shall have occurred and be continuing on the Amendment Effective Date.

          5.   Representations and Warranties. On and as of the date hereof, and
               ------------------------------
as of the Amendment Effective Date, after giving effect to this Amendment, each Borrower and Terra Industries hereby represents and warrants to the Lenders as follows:

                    (a)  Each of the representations and warranties contained in
Article IV of the Credit Agreement, the other Loan Documents or in any certificate, document or financial or other statement furnished at any time under or in connection therewith are true and correct in all material respects on and as of the date as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects as of such specific date; provided, however, that references therein to the "Credit Agreement" shall be deemed to include this Amendment;

                    (b) No Default or Event of Default has occurred and is continuing.

          6.   Continuing Effect; No Other Amendments. Except as expressly
               --------------------------------------
amended hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments and consents contained herein shall not constitute an amendment or a waiver of any other provision of the Credit Agreement or the other Loan Documents or for any other purpose except as expressly set forth herein.

          7.   Costs and Expenses. The Borrowers and Terra Industries agree to
               ------------------
pay on demand all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and other instruments and documents to be delivered pursuant hereto, including the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

          8.   Governing Law; Counterparts; Miscellaneous.
               ------------------------------------------

                    (a) This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

                    (b) This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

                    (c) Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment.

                    (d) From and after the Amendment Effective Date, all references in the Credit Agreement to the "Agreement" shall be deemed to be references to such Agreement as modified hereby and this Amendment and the Credit Agreement shall be read together and construed as a single instrument.

          IN WITNESS WHEREOF, the undersigned parties have executed this FIRST AMENDMENT TO CREDIT AGREEMENT to be effective for all purposes as of the Amendment Effective Date.

                              Borrowers
                              ---------

                              Terra Capital, Inc.

                              By:_____________________________________
                                 Name:  Francis G. Meyer
                                 Title: Vice President

                              Terra Nitrogen (U.K.), Limited

                              By:_____________________________________
                                 Name:  Francis G. Meyer
                                 Title: Director

                              Terra Nitrogen, Limited Partnership

                              By: Terra Nitrogen Corporation,
                                  its General Partner

                              By:_____________________________________
                                 Name:  George H. Valentine
                                 Title: Vice President

                              Guarantor
                              ---------

                              Terra Industries Inc.

                              By:_____________________________________
                                 Name:  Francis G. Meyer
                                 Title: Sr. Vice President and Chief
                                        Financial Officer

                              Administrative Agent
                              --------------------

                              Citibank, N.A.

                              By:_____________________________________
                                 Name:  David Jaffe
                                 Title: Vice President

                              Lenders
                              -------

                              Bankers Trust Company

                              By: _____________________________________
                                  Name:
                                  Title:

                              Citibank, N.A.

                              By: _____________________________________
                                  Name:  David Jaffe
                                  Title: Vice President

                              Fleet Capital Corporation

                              By: _____________________________________
                                  Name:
                                  Title:

                              Foothill Capital Corporation

                              By: _____________________________________
                                  Name:
                                  Title:

                              Hamilton Bank, NA.

                              By: _____________________________________
                                  Name:
                                  Title:

                              Jackson National Life Insurance Company

                              By: _____________________________________
                                  Name:
                                  Title:

                              LaSalle Business Credit

                              By: _____________________________________
                                  Name:
                                  Title:

                              LaSalle National Bank

                              By: _____________________________________
                                  Name:
                                  Title:

                              Winged Foot Funding Trust

                              By: _____________________________________
                                  Name:
                                  Title:

                                ACKNOWLEDGMENT
                                --------------

          Reference is hereby made to the Loan Documents (as defined in the Credit Agreement) to which each of the undersigned is a party. Each of the undersigned hereby consents to the terms of the foregoing First Amendment to Credit Agreement and agrees that the terms thereof shall not affect in any way its obligations and liabilities under the undersigned's Loan Documents, all of which obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

                        Terra Capital, Inc.


                        By: __________________________
                            Name:
                            Title:

                        Terra Nitrogen (UK) Limited


                        By: __________________________
                            Name:
                            Title:

                        Terra Nitrogen, Limited Partnership


                        By: Terra Nitrogen Corporation,
                            its General Partner

                        By: __________________________
                            Name:
                            Title:

                        Terra International (Canada) Inc.


                        By: __________________________
                            Name:
                            Title:

                        Terra Capital Holdings, Inc.


                        By: __________________________
                            Name:
                            Title:

                        Terra Nitrogen Corporation


                        By: __________________________
                            Name:
                            Title:

                        Terra Nitrogen Company, L.P.


                        By: Terra Nitrogen Corporation,
                            its General Partner

                        By: __________________________
                            Name:
                            Title:

                        Terra International, Inc.


                        By: __________________________
                            Name:
                            Title:

                        Terra International
                        (Oklahoma) Inc.



                        By: __________________________
                            Name:
                            Title:

                        Port Neal Corporation


                        By: __________________________
                            Name:
                            Title:

                        Terra Methanol Corporation


                        By: __________________________
                            Name:
                            Title:

                        BMC Holdings, Inc.


                        By: __________________________
                            Name:
                            Title:

                        Beaumont Holdings Corporation


                        By: __________________________
                            Name:
                            Title:

                        Beaumont Methanol, Limited Partnership


                        By: Terra Methanol Corporation,
                            its General Partner

                        By: __________________________
                            Name:
                            Title:

                        Terra (UK) Holdings, Inc.


                        By: __________________________
                            Name:
                            Title:

                        Beaumont Ammonia, Inc.



                        By: __________________________
                            Name:
                            Title: